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                                                                EXHIBIT 10.2


                       AMENDMENT TO AGREEMENT FOR
                     PURCHASE AND SALE OF PROPERTY


      THIS AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF PROPERTY (hereinafter referred to as the "Amendment"), dated as of October 27, 2003 (hereinafter referred to as the "Effective Date"), is by and between President Broadwater Hotel, L.L.C., a Mississippi limited liability company, successor to BH Acquisition Corporation (hereinafter referred to as "Seller"), and SITE REALTY, INC., a California corporation (hereinafter referred to as "Buyer").

      WHEREAS, Seller and Buyer desire to amend that certain Agreement for Sale and Purchase of Real Estate and Personal Property, dated June 24, 2003 (hereinafter referred to as the "Agreement").

      NOW, THEREFORE, in consideration of the foregoing premises, and other valuable consideration, the receipt and sufficiency of which is acknowledged, Seller and Buyer agree as follows:

      1. Section 1.1 and 1.2 of the Agreement shall be deleted in their entirety and replaced with the following:

          An earnest money deposit of One Hundred Thousand Dollars ($100,000.00) to be deposited in escrow on or before November 7, 2003, as provided for herein;

      2. Section 2 of the Agreement shall be deleted in its entirety and replaced with the following:

          Seller agrees to convey, and Buyer agrees to accept, on the Date of
          Closing: (a) title to the Property, subject to the Permitted Exceptions (as hereinafter defined) by Special Warranty Deed,
          (b) title to the Personal Property by Bill of Sale, and (c) an exclusive perpetual easement over a 25-foot strip of land located at the south end of the Property and abutting the north right-of-way line of Highway 90, as more particularly described in Exhibit A-1, attached hereto and by reference incorporated herein. Such Special Warranty Deed shall expressly state that no interest is conveyed in the U.S. Highway 90 right-of-way nor in the area south of such right-of-way nor in a 25-foot strip of land north of said right-of-way extending from the west side of the Property to a point 10 feet west of the east side of the Property, other than the aforementioned exclusive perpetual easement, and that Seller and its successors and assigns retain such rights and the exclusive right to lease all uplands, tidelands and fastlands south of the Property, that Buyer acquires no littoral or riparian rights, nor other property rights of any kind in such area, all of which are retained by Seller.

      3. Section 3 of the Agreement shall be deleted in its entirety and replaced with the following:


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          Buyer shall have until November 21, 2003 (the "Contingency Period")
          and a right of entry to the Property that shall continue through close or termination of escrow.

      4. The first sentence of the second paragraph of Section 4 shall be deleted in its entirety and replaced with the following:

          Buyer hereby approves each and every contingency and agrees that Buyer's earnest deposit is nonrefundable, unless (1) Buyer obtains by November 21, 2003, an appraisal at Buyer's expense valuing the Property at an amount less than the Purchase Price, or (2) Seller fails to receive evidence that the holder of the first deed of trust encumbering the Property has agreed to release such deed of trust at Closing upon receipt of the greater of $6,175,000 or 100 percent of the net sale proceeds. If Buyer gives notice in writing to Seller and to Escrowee (as hereafter defined) by November 21, 2003, of its receipt of such an appraisal, attaching a copy of such appraisal to such notice, this Agreement shall terminate, Buyer's earnest deposit shall be released pursuant to the Agreements in the forms of Exhibits I and II hereto, and neither party shall have any further obligation to the other. If Seller does not receive such evidence by November 21, 2003, Seller will continue to use commercially reasonable efforts to obtain such evidence and the delivery of a recordable release into escrow by December 12, 2003. If such evidence and release are not delivered by December 12, 2003, Seller shall continue such efforts to the extent feasible and the Closing and the date for delivery of such evidence and release shall be extended until January 15, 2004. If such evidence and release are not obtained by January 15, 2004, or if at any prior date such holder advises Seller that it refuses to provide such evidence and/or release, Seller shall give notice to Buyer and Escrowee and the Earnest Deposit shall be promptly released pursuant to the Agreements in the forms of Exhibits I and II hereto, and neither party shall have any further obligation to the other.

      5. Section 6 of the Agreement shall be deleted in its entirety and replaced with the following:

          Buyer shall make the initial earnest money deposit on or before November 5, 2003, with Escrowee by wire transfer (the "Escrow") for the purchase and sale of the Property, and shall execute and deliver the Escrow and Indemnity Agreement in the form attached hereto as Exhibit I and the Standard Management Company Deposit Agreement in the form of Exhibit II. Page, Mannino, Peresich & McDermott, P.L.L.C., 759 Vieux Marche Mall, P.O. Drawer 289, Biloxi, Mississippi 39533 shall be escrow holder ("Escrowee") and shall provide a title insurance commitment and issue a First American Title Insurance Company title policy.

      6. Section 7 of the Agreement shall be deleted in its entirety and replaced with the following:

          Subject to the provisions of this Letter, and provided that the appraisal and the release set forth herein shall have been approved, the Closing Documents (as hereinafter defined) shall be

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          delivered by 12:00 noon, central time, on the date that is the later of ten business days following the date Buyer receives written evidence that the holder of the first deed of trust encumbering the Property has agreed to release such deed of trust at Closing, as provided herein or December 12, 2003 (herein the "Document Delivery Date"), at the office of Escrowee, but no later than January 15, 2004. Contact for all title insurance requirements should be made through David M. Allen at the office of Escrowee (228-374-2100, dallen@pmp.org). Notwithstanding anything to the contrary, provided that all contingencies set forth herein shall have been approved, the Date of Closing shall be three business days after the Document Delivery Date, unless extended pursuant to Section 4.

      7. Exhibit A is hereby deleted in its entirety and replaced with the following:

                                  EXHIBIT A

          To that certain Offer to Purchase dated as of June 24, 2003, as amended, by and between Site Realty, Inc. and Seller regarding the purchase and sale of the property located at 2110 Beach Boulevard, Biloxi, MS.

                   LEGAL DESCRIPTION OF ASSETS TO BE ACQUIRED

          A parcel of land situated and being located in a part of the U.S. Lots 2 and 3 and in part of Lot 13, L. A. FREDERICK SURVEY, Fractional Section 35, Township 7 South, Range 10 West, City of Biloxi, Second Judicial District, Harrison County, Mississippi and being more particularly described as follows, to-wit:

          Beginning at the Northwest corner of Lot 13, L. A. FREDERICK SURVEY; thence run from said Point of Beginning, North 89 degrees 33 minutes 32 seconds West 275.00 feet along the south line of GREATER BILOXI SUBDIVISION to the Northeast corner of SOUTHERN MEMORIAL PARK (Plat Book 9, Pages 21-28); thence run South 00 degrees 24 minutes West 1142.76 feet along the east line of SOUTHERN MEMORIAL PARK to a point on a curve concave to the North having a radius of 2062.76 feet; thence run Easterly 112.97 feet along said curve and though an angle of 03 degrees 08 minutes 16 seconds to a point being North 85 degrees 28 minutes 26 seconds East 112.95 feet from the aforementioned point and on a curve concave to the North having a radius of 3685.36 feet; thence run Easterly 284.26 feet along said curve and though an angle of 04 degrees 25 minutes 10 seconds to a point being North 81 degrees 41 minutes 43 seconds East 284.19 feet from the aforementioned point; thence run South 00 degrees 24 minutes 00 seconds West 25.46 feet to the northerly right-of-way of U.S. Highway 90 and a curve concave to the North having a radius of 3710.36 feet; thence run Easterly 10.18 feet along the northerly right-of-way of U.S. Highway 90 and said curve though an angle of 00 degrees 09 minutes 26 seconds to a point being North 79 degrees 28 minutes 53 seconds East 10.18 feet from the aforementioned point and on the east line of the West 128.45 feet of said Lot 13; thence run North 00 degrees 24 minutes 00 seconds East 211.90 feet along the east line of the

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          West 128.45 feet of said Lot 13; thence run North 89 degrees 36 minutes West 18.45 feet to the east line of the West 110.0 feet of said Lot 13; thence run North 00 degrees 24 minutes East 901.4 feet along the east line of the West 110.0 feet of said Lot 13 to the north line of said Lot 13 and the south line of GREATER BILOXI SUBDIVISION; thence run North 89 degrees 33 minutes 32 seconds West
          110.0 feet along the north line of said Lot 13 and the south line of GREATER BILOXI SUBDIVISION to the Point of Beginning. Parcel contains 9.99 acres.

      8.  The following Exhibit A-1 is hereby added to the Agreement:

                                    EXHIBIT A-1

          To that certain Offer to Purchase dated as of June 24, 2003, as amended, by and between Site Realty, Inc. and Seller regarding the purchase and sale of the property located at 2110 Beach Boulevard, Biloxi, MS.

                                 EASEMENT AREA

          A parcel of land situated and being located in a part of the U.S. Lots 2 and 3 and in part of Lot 13, L. A. FREDERICK SURVEY, Fractional Section 35, Township 7 South, Range 10 West, City of Biloxi, Second Judicial District, Harrison County, Mississippi and being more particularly described as follows, to-wit:

          Commencing at the Northwest corner of Lot 13, L. A. FREDERICK SURVEY; thence run North 89 degrees 33 minutes 32 seconds West
          275.00 feet along the south line of GREATER BILOXI SUBDIVISION to the Northeast corner of SOUTHERN MEMORIAL PARK (Plat Book 9, Pages 21-28); thence run South 00 degrees 24 minutes West 1142.76 feet along the east line of SOUTHERN MEMORIAL PARK to the Point of Beginning of the parcel herein described, said point being on a curve concave to the North having a radius 2062.76 feet; thence run Easterly 112.97 feet along said curve and though an angle of 03 degrees 08 minutes 16 seconds to a point being North 85 degrees 28 minutes 26 seconds East 112.95 feet from the aforementioned point on a curve concave to the North having a radius of 3685.36 feet; thence run Easterly 284.26 feet along said curve and though an angle of 04 degrees 25 minutes 10 seconds to a point being North 81 degrees 41 minutes 43 seconds East 284.19 feet from the aforementioned point; thence run South 00 degrees 24 minutes 00 seconds West 25.46 feet to the northerly right-of-way of U.S. Highway 90 and a curve concave to the North having a radius of 3710.36 feet; thence run Westerly 281.37 feet along the northerly right-of-way of U.S. Highway 90 and said curve though an angle of 04 degrees 20 minutes 42 seconds to a point being South 81 degrees 43 minutes 57 seconds West 281.30 feet from the aforementioned point and a curve concave to the North having a radius of 2087.76 feet; thence run Westerly 115.80 feet along the northerly right-of-way of U.S. Highway 90 and said curve though an angle of 03 degrees 10 minutes 41 seconds to a point being South 85 degrees 29 minutes 38 seconds West 115.79 feet from the aforementioned point, said point being the Southeast corner of SOUTHERN MEMORIAL PARK; thence run North 00 degrees 24 minutes 00 seconds East 25.04

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          feet along the east line of SOUTHERN MEMORIAL PARK to the Point of
          Beginning.  Parcel contains 0.23 acre.

      9. Except as otherwise modified herein, the terms and conditions of the Agreement shall remain in full force and effect and are hereby reaffirmed by the parties.

      10. This Amendment may be executed in counterparts.

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      IN WITNESS WHEREOF, the Seller and Buyer have caused this Amendment to the Agreement for Sale and Purchase of Real Estate and Personal Property to be executed by its proper officers as of the day first above written.

                                    SELLER:

                                    President Broadwater Hotel, L.L.C.


                                    By: /s/ Ralph J. Vaclavik
                                        --------------------------
                                    Printed Name: Ralph J. Vaclavik
                                    Title: Sr. V.P. & C.F.O.


                                    BUYER:

                                    SITE REALTY, INC.


                                    By: /s/ Michael D. Mayer
                                        ---------------------------
                                    Printed Name: Michael D. Mayer
                                    Title: Pres